                                                                  EXHIBIT 10(jj)

                               CONTRACT OF SALE
                               ----------------
                 (10100 NORTH CENTRAL EXPRESSWAY, DALLAS, TX)


     This Contract of Sale (the "Contract") is made and entered into by and between COMPUCOM SYSTEMS, INC., a Delaware corporation ("Seller"), and MACFARLAN REALTY PARTNERS, L.L.C., a Texas limited liability company ("Purchaser").

                                   ARTICLE I

                                 DEFINED TERMS
                                 -------------

     1.1  Definitions.  As used herein, the following terms shall have the
          -----------
meanings respectively indicated:

          "Business Day" means any day on which business is transacted by
           ------------
national banks in Dallas County, Texas.

          "Closing" means the consummation of the purchase of the Property by
           -------
Purchaser from Seller in accordance with the terms and provisions of Article IX.
                                                                     ----------

          "Closing Date" means the date specified in Section 9.1 on which the
           ------------                              -----------
Closing will be held.

          "Closing Documents" means the documents to be executed and delivered
           -----------------
by Seller and Purchaser at the Closing pursuant to Section 9.2.
                                                   -----------

          "Earnest Money Deposit" means that portion of the Purchase Price
           ---------------------
deposited by Purchaser in escrow with the Title Company at the time and in the form and amount specified in Section 3.2, plus any interest accrued thereon.
                             -----------

          "Effective Date" means the date on which a counterpart of this
           --------------
Contract, fully executed by Purchaser and Seller, is delivered to and accepted in writing by the Title Company.

          "Land" means all of that certain lot, tract or parcel of land,
           ----
containing approximately 1.035 acres, located in Dallas County, Texas and being more fully described on Exhibit "A", on which is constructed an office building
                        -----------
located at 10100 North Central Expressway, Dallas, Texas, together with all and singular the rights appurtenant to that land. On Purchaser's acceptance of the Survey and Seller's consent thereto, the metes and bounds description contained thereon shall be the description of the Land for purposes of this Contract and shall be attached and substituted as Exhibit "A".
                                     -----------

          "Permitted Exceptions" means those exceptions or conditions that
           --------------------
affect or may affect Seller's title to or use of the Property that are approved or deemed to be approved by Purchaser in accordance with Section 4.4.
                                                         -----------

          "Personal Property" means (a) all tangible personal property and
           -----------------
fixtures owned by Seller and located on or attached to the Project and normally used in the ownership or operation of a commercial office building (exclusive, however, of personal property and trade fixtures that are readily removable from the Project without causing material damage, that would normally be removable by a tenant upon termination of a lease of office space within the a commercial office building and which are actually removed from the Project before the Closing in accordance with the provisions of this Contract); (b) Seller's interest, to the extent assignable, in all licenses or permits with respect to the Property, (c) Seller's interest, to the extent assignable, in all service, maintenance, management or other contracts relating to the ownership or operation of the Project, and (d) Seller's interest, to the extent assignable, in all warranties or guaranties relating to the Project, or any portion thereof.

          "Project" means the building, fixtures and improvements situated upon
           -------
the Land.

          "Property" means, collectively, the Land, the Project and the Personal
           --------
Property.

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          "Purchase Price" means the total consideration to be paid by Purchaser
           --------------
to Seller for the purchase of the Property.

          "Title Company" means Southwest Land Title Insurance Company, located
           -------------
at 2900 Lincoln Plaza, 500 North Akard Street, LB 6, Dallas, Texas 75201-3396, Attention Daniel Lorimer. (Phone 214-720-1020; Fax 214-720-4083).

          "Title Exception" means any lien, mortgage, security interest,
           ---------------
encumbrance, pledge, assignment, claim, charge, lease (surface, space, mineral, or otherwise), condition, restriction, option, conditional sale contract, right of first refusal, restrictive covenant, exception, easement (temporary or permanent), right-of-way, encroachment, overlap, or other outstanding claim, interest, estate, or equity of any nature which affects the Property, exclusive of zoning ordinances.

          "Title Underwriter" means Chicago Title Insurance Company.
           -----------------

     1.2  Other Defined Terms.  Certain other defined terms shall have the
          --------------------
respective meanings assigned to them elsewhere in this Contract.

                                  ARTICLE II

                        AGREEMENT OF PURCHASE AND SALE
                        ------------------------------

     On the terms and conditions stated in this Contract, Seller hereby sells and agrees to convey the Property to Purchaser, and Purchaser hereby agrees to purchase and acquire the Property from Seller.

                                  ARTICLE III

                                PURCHASE PRICE
                                --------------

     3.1  Purchase Price.  The Purchase Price shall be TEN MILLION THREE
          --------------
HUNDRED THIRTY TWO THOUSAND AND NO/100 DOLLARS ($10,332,000.00).

     3.2  Earnest Money Deposit.  Within three (3) business days after the
          ---------------------
Effective Date, Purchaser shall deliver the Earnest Money Deposit in cash to the Title Company, and the Earnest Money Deposit shall thereafter be held by the Title Company in escrow to be applied or disposed of by it as is provided in this Contract. The Earnest Money Deposit shall be in the amount of FIFTY THOUSAND AND NO/100 DOLLARS ($50,000.00). If this Contract will remain in effect following the expiration of the Inspection Period (as such term is hereinafter defined), then Purchaser shall increase the amount of the Earnest Money Deposit to ONE HUNDRED THOUSAND AND NO/100 DOLLARS ($100,000.00) on or prior to the expiration of the Inspection Period. The Earnest Money Deposit shall be invested in an interest-bearing account with a financial institution and in a manner reasonably acceptable to Seller and Purchaser; such account to be determined at or prior to the time the Earnest Money Deposit is delivered. All interest earned shall become part of the Earnest Money Deposit to be applied or disposed of in the same manner as the Earnest Money Deposit, as provided in this Contract. If the purchase and sale hereunder is consummated, then the Earnest Money Deposit shall be applied to the cash portion of the Purchase Price at the Closing. In all other events, the Earnest Money Deposit shall be disposed of by the Title Company as provided in this Contract. In the event that Purchaser fails to deliver the Earnest Money Deposit within the specified time, then this Contract shall be automatically terminated and neither Seller nor Purchaser shall have any rights or obligations hereunder.

     3.3  Payment of Purchase Price.  The Purchase Price shall be payable to
          -------------------------
Seller through the Title Company in cash or other immediately available United States Federal funds at Closing. The Earnest Money Deposit shall be delivered to the Seller and applied as a credit against the Purchase Price.

                                  ARTICLE IV

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                               TITLE AND SURVEY
                               ----------------

     4.1  Title Commitment; Exception Documents.
          -------------------------------------

          (a) Within fifteen (15) days after the Effective Date, Seller, at Seller's sole cost and expense, shall cause to be furnished to Purchaser a current Commitment for Title Insurance (the "Title Commitment") issued by the Title Company, on behalf of the Title Underwriter. The Title Commitment shall set forth the state of title to the Property as of a date not more than thirty
(30) days prior to the Effective Date, including a list of Title Exceptions affecting the Property that would appear in an owner's title policy, if one were issued. The Title Commitment shall contain the expressed commitment of the Title Company to issue the Title Policy (as hereinafter defined) to Purchaser in the amount of the Purchase Price, insuring the title to the Property as is specified in the Title Commitment, with the standard printed exceptions.

          (b) Within fifteen (15) days after the Effective Date, Seller shall also cause to be furnished to Purchaser true, correct, and legible copies of all instruments (the "Exception Documents") that create or evidence Title Exceptions affecting the Property, including those described in Schedule B and Schedule C of the Title Commitment.

     4.2  Survey.
          ------

          (a) Within fifteen (15) days after the Effective Date, Seller, at Purchaser's sole cost and expense, shall cause a Survey (herein so called) to be prepared and copies delivered to both parties. The Survey shall be prepared by a registered surveyor (the "Surveyor") reasonably acceptable to Purchaser and to the Title Company; it shall be dated not earlier than ninety (90) days prior to the scheduled Closing Date; it shall show the location on the Property of all improvements, fences, easements (identified by recording information), roads, rights-of-way, the number and location of parking spaces; visible evidence of utilities serving the Property; shall contain a legal description of the boundaries of the Land by metes and bounds or other appropriate legal description and shall state the area of the Land and the buildings on the Land. The Surveyor shall certify to Purchaser and to the Title Company that the Survey was made on the ground and meets the requirements for a Category 1A, Condition II Survey, under the most recent specifications promulgated by the Texas Surveyors Association; that there are no visible discrepancies, conflicts, encroachments, overlapping of improvements, flood plain or flood hazard areas, fences, easements, roads, or rights-of-way except as shown on the Survey; and that the Survey is a true, correct and accurate representation of the Land and the Project. The legal description of the Land contained in the Survey and in the Title Policy shall be used for purposes of describing the Land in the special warranty deed conveying the Land from Seller to Purchaser.

          (b) If the Survey does not comply in all material respects with these requirements, then Seller shall not be in default under this Contract, but shall endeavor to have the Surveyor revise the Survey so as to comply with these requirements; and the Title Review Period (as defined in Section 4.3) shall be
                                                         -----------
extended on a day for day basis until a Survey in compliance with the provisions of this Agreement is delivered to Purchaser, but in no event shall the Title Review Period be extended for more than ten (10) days by reason thereof.

     4.3  Review of Title Commitment, Survey and Exception Documents.
          ----------------------------------------------------------
Purchaser shall have a period of twenty (20) days (the "Title Review Period") after Purchaser's receipt of the last to be received of the Title Commitment, the Exception Documents, and the Survey in which to give written notice to Seller specifying Purchaser's objections to one or more of those items ("Objections"), if any.

     4.4  Seller's Obligation to Cure; Purchaser's Right to Terminate.  If
          -----------------------------------------------------------
Purchaser timely notifies Seller in writing of Objections to any of the matters furnished to Purchaser pursuant to Sections 4.1 and 4.2, then Seller shall,
                                   --------------------
within ten (10) business days after Seller's receipt of Purchaser's notice (the "Cure Period") either satisfy the Objections at Seller's sole cost and expense, or promptly notify Purchaser in writing of the Objections that Seller cannot or will not satisfy at Seller's expense or of any Objections which Seller cannot satisfy within the Cure Period but agrees to satisfy prior to Closing. Seller shall be required to remove all liens affecting the Property which secure indebtedness of an ascertainable amount and any encumbrance placed upon the Property by Seller after the date of this Contract, but Seller shall have no obligation to satisfy any other objections to title. If Seller shall fail to notify Purchaser within the Cure Period of its election to satisfy any Objections, then Purchaser shall have the option of either (i) waiving the unsatisfied

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Objections, in which event those unsatisfied Objections shall become Permitted
Exceptions, or (ii) terminating this Contract and receiving back the Earnest Money Deposit, in which latter event Seller and Purchaser shall have no further obligations, one to the other, with respect to the subject matter of this Contract, except as provided in Section 5.2. If Purchaser fails to deliver
                                -----------
written notice of termination to Seller within five (5) days after the expiration of the Cure Period, then Purchaser shall be deemed to have waived and accepted the unsatisfied Objections, which (together with all Title Exceptions to which Purchaser has not objected) shall become Permitted Exceptions, with no reduction in the Purchase Price, and Purchaser shall have no further right to terminate this Contract under this Section 4.4.
                                   -----------

     4.5  Title Policy.  At the Closing, Seller, at Seller's sole cost and
          ------------
expense, shall cause a standard Form T-1 Texas Owner Policy of Title Insurance (the "Title Policy") to be furnished to Purchaser. The Title Policy shall be issued by the Title Company, on behalf of the Title Underwriter, in the amount of the Purchase Price, and insuring that Purchaser has good and indefeasible fee simple title to the Property, subject only to the Permitted Exceptions. To the extent available, the Title Policy shall be modified to limit the standard printed exception for standby fees and taxes to the year 1997 and subsequent years, and subsequent assessments for prior years due to changes in land usage or ownership and to limit the "survey exception" to shortages in area.

                                   ARTICLE V

                               INSPECTION PERIOD
                               -----------------

     5.1  Inspection Period.  During the period commencing with the Effective
          -----------------
Date and ending forty-five (45) days thereafter, Purchaser shall have access to the Property upon reasonable prior notice to Seller (which notice shall be reasonable if given one or more business days in advance and which may be given by telephone or in writing) to conduct such physical inspections and other tests, examinations, studies, and appraisals of the Property as Purchaser deems necessary or desirable, at Purchaser's sole cost and expense, to determine if the Property is suitable for Purchaser's purposes. Purchaser shall use Purchaser's reasonable efforts to conduct any such physical inspections, tests, examinations, studies, and appraisals in a manner that will not unreasonably disturb Seller's employees who are working within the Project. All of Purchaser's inspections of the Property and tests upon the Property shall be conducted during normal business hours and, in the case of systems tests, with reasonable opportunity for a representative of Seller to be present. If Purchaser is not satisfied with the condition of the Property for any reason, in Purchaser's sole discretion, then Purchaser may terminate this Contract by giving written notice to Seller on or before the end of the Inspection Period, in which case the Earnest Money Deposit shall be returned to Purchaser, and the parties shall have no further obligations under this Contract, one to the other, except as provided in Section 5.2. If Purchaser fails to notify Seller in
                      -----------
writing before the expiration of the Inspection Period that Purchaser has terminated this Contract pursuant to this Section 5.1, then (a) Purchaser shall
                                          -----------
be deemed to have accepted the condition of the Property, (b) Purchaser's right to terminate this Contract pursuant to this Section 5.1 shall be deemed waived,
                                            -----------
and (c) the Earnest Money Deposit shall be non-refundable in any event other than Seller's default or Purchaser's termination of the Contract under the provisions of Section 4.4.
              -----------

     5.2  Access.  To facilitate the review contemplated in Section 5.1,
          ------                                            -----------
during the Inspection Period, Seller shall provide Purchaser and Purchaser's agents and representatives access to the Property subject to the requirements of
Section 5.1.  Purchaser agrees to indemnify and hold Seller harmless from and
-----------
against any liens, claims, or damages arising out of unpaid bills incurred by Purchaser in connection with its inspection and out of property damages and personal injuries arising out of acts or omissions of Purchaser, its agents and representatives in connection with its inspection including, without limitation, any and all demands, actions or causes of action, assessments, losses, costs, liabilities, interest and penalties, and reasonable attorney's fees suffered or incurred by Seller as a result of Purchaser's conduct of the review. Purchaser shall repair or cause to be repaired any damages caused by Purchaser's review. The indemnification obligations of Purchaser in this Section 5.2 shall survive
                                                     -----------
the termination of this Contract for any reason.

     5.3  Vacation of Project, Absence of Tenancies; Post Move-Out Inspection.
          -------------------------------------------------------------------
Seller shall vacate its personnel from the Project at least thirty (30) days before the Closing and at the Closing, Seller shall deliver possession of the Property to Purchaser free of all tenancies or other rights of parties in possession. Prior to the expiration of the Inspection Period, Purchaser may designate in writing those items in the nature of modifications, additions and improvements to the Project undertaken by Seller or its tenants that Purchaser desires to have removed before the Closing. Seller shall not be required to remove any of such items except to the extent Seller agrees in writing to remove

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specific items or categories of items designated by Purchaser.  However, if
Seller does agree to remove any items or categories of items, Seller shall be unconditionally obligated to complete the removal of those items in a good and workmanlike manner at least twenty days (20) before the Closing and to repair in a good and workmanlike manner all damages resulting from such removal. Within twenty (20) days before the Closing, Purchaser shall have the right to a further inspection of the Property to assess the completion of Seller's removal of items agreed to be removed and to identify any damages to the Property occurring since the expiration of the Inspection Period, including, without limitation, damages occurring in connection with the move-out of Seller's personnel from the Project. Seller shall have the right to accompany Purchaser in its inspection. During such inspection, Purchaser may note all damages occurring to the Property since expiration of the Inspection Period and, subject to Section 13.9, dealing
                                                          ------------
with casualty and condemnation, Seller shall, at its sole cost, repair such damages in order that upon its delivery to Purchaser, the condition of the Property shall be as good as its condition upon the expiration of the Inspection Period. Notwithstanding anything to the contrary contained in this Contract, in the event of Seller's breach of its obligations pursuant to this Section 5.3,
                                                                 -----------
Purchaser shall have the right to pursue all legal or equitable remedies for such breach and shall not be limited to the provisions of Section 10.1.
                                                          ------------

                                  ARTICLE VI

                    REPRESENTATIONS, WARRANTIES, COVENANTS,
                    ---------------------------------------
                           AND AGREEMENTS OF SELLER
                           ------------------------

     6.1  Representations and Warranties of Seller.  Seller represents and
          ----------------------------------------
warrants to Purchaser as of the Effective Date and as of the Closing Date, except where specific reference is made to another date or dates, that to Seller's current actual knowledge:

          (a)  There are no parties in possession of the Property, except
Seller;

          (b) Seller has, and at the Closing Date Seller shall have, and shall convey to Purchaser by special warranty deed, good and indefeasible fee simple title to the Property, subject only to the Permitted Exceptions;

          (c)  Except as otherwise provided in Section 8.3, Seller has the full
                                               -----------
right, power, and authority to sell and convey the Property as provided in this Contract and to carry out Seller's obligations hereunder, and that all requisite action necessary to authorize Seller to enter into this Contract and to carry out Seller's obligations hereunder has been, or on the Closing Date will have been, taken;

          (d) Seller has not received written notice from any governmental or quasi-governmental agency requiring Seller to correct any condition with respect to all or any portion of the Project by reason of a violation of any legal requirement which has not been corrected;

          (e) Seller is not a foreign person, as that term is defined in Sections 1445 and 7701 of the Internal Revenue Code of 1986, as amended, and regulations promulgated thereunder; and

          (f) Seller is not aware of any actual or alleged default or breach of a material nature by Seller under any covenants, conditions, restrictions, rights-of-way or easements affecting the Property or any portion thereof;

          (g) Seller has not received written notice of any pending condemnation proceedings, eminent domain proceedings or similar actions against the Property or any portion thereof;

          (h) Seller has not received written notice of pending or threatened litigation affecting or questioning Seller's title to, or operations at, the Property;

          (i) Seller is not a party to any real estate brokerage agreements that would be binding upon Purchaser after the Closing;

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          (j)  Seller has not received written notice of any special public assessments (other than ad valorem taxes) which would constitute a charge against the Property; and

          (k)  The Service Contracts to be furnished by Seller pursuant to
Section 6.2(a) shall be true complete and correct copies of the original
--------------
counterparts thereof and there exist no other service contracts that affect the Property as of the Effective Date that would be binding on Purchaser or the Property after the Closing.

     6.2  Covenants and Agreements of Seller.  Seller covenants and agrees
          ----------------------------------
with Purchaser as follows:

          (a) Within three (3) business days after Seller is notified that the Earnest Money Deposit has been received by the Title Company, Seller will deliver to Purchaser true, complete and legible copies of the following:

               (i)     [intentionally omitted];

               (ii) All service, maintenance, management, and other contracts relating to the ownership and operation of the Project;

               (iii) All building permits and certificates of occupancy or of substantial completion issued with respect to the construction and ownership of the Project in Seller's possession;

               (iv) Certificates evidencing all fire, hazard, liability, and builder's risk insurance policies held by Seller on the Property;

               (v) All available real estate and personal property tax statements for the year prior to Closing with respect to the Property and, if received by Seller, the valuation notice issued with respect to the Property for the year of Closing;

               (vi) Any plans and specifications with respect to the Project in Seller's possession;

               (vii) Copies of the ad valorem tax bills for 1996 for the Property;

               (viii) Copies of all maintenance records for 1996 and the current year to date reflecting all capital expenditures or any maintenance or repair in excess of $3,000.00 for any single item of capital expenditure, maintenance or repair including, but not limited to, all records with respect to all maintenance, repair, or replacement regarding the roofs on any improvements, the parking lots and any drainage repair or improvements regarding the Property in the possession of Seller; and

               (ix)    [intentionally omitted];

          (b) From the Effective Date until the Closing Date or earlier termination of this Contract, Seller shall:

               (i) Operate and maintain the Property in the ordinary course of Seller's business; and

               (ii) Not, without Purchaser's prior written consent, enter into any contracts, leases or other commitments that will survive Closing other than the following:

                       (A) service contracts that are terminable without penalty on thirty (30) days or less notice; or

                       (B) emergency repairs to the Property (provided, no consent of Purchaser shall be required for any expenditure required to prevent imminent danger to persons or property);

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     6.3  Survival Beyond Closing.  The representations and warranties of Seller
          -----------------------
contained in this Contract as set forth in Section 6.1 shall survive the Closing
                                           -----------
for a period of one year.

                                  ARTICLE VII

                  REPRESENTATIONS AND WARRANTIES OF PURCHASER
                  -------------------------------------------

     7.1  Representations and Warranties of Purchaser.  Purchaser represents,
          -------------------------------------------
warrants, covenants, and agrees with Seller as of the Effective Date and as of the Closing Date, except where specific reference is made to another date or dates, that:

          (a) Purchaser has the full right, power, and authority to purchase the Property from Seller as provided in this Contract and to carry out Purchaser's obligations under this Contract, and all requisite action necessary to authorize Purchaser to enter into this Contract and to carry out Purchaser's obligations hereunder has been or on or before Closing will have been taken;

          (b) As of the Effective Date, Purchaser has been hereby advised in writing that Purchaser should have an abstract covering the Land examined by an attorney of Purchaser's own selection or that Purchaser should be furnished with or obtain a policy of title insurance;

          (c) Purchaser hereby acknowledges that Purchaser has had and will have, pursuant to this Contract, an adequate opportunity to make such legal, factual, and other inquiries and investigations as it deems necessary, desirable, or appropriate with respect to the Property, including, without limitation, the physical and environmental condition thereof. Such inquiries and investigations of Purchaser shall be deemed to include, but shall not be limited to, any service contracts pertaining to the Property, the physical components of all portions of the Property, the condition of the Property, the existence of any wood-destroying organisms on the Property, such state of facts as an accurate survey and inspection would show, the present and future zoning ordinances, resolutions, and regulations of the city, county, and state where the Property is located, and the value and marketability of the Property.

     7.2  Survival Beyond Closing.  The representations and warranties of
          -----------------------
Purchaser contained in this Contract as set forth in Section 7.1 shall survive
                                                     -----------
the Closing for a period of one year.

     7.3  "AS IS" NATURE OF TRANSACTION.  PURCHASER ACKNOWLEDGES AND AGREES THAT
          -----------------------------
IT IS ACQUIRING THE PROPERTY ON AN "AS IS, WHERE IS" BASIS AND WITH ALL FAULTS, AND WITHOUT REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, OF ANY KIND OR NATURE, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN SECTION 6.1 HEREOF AND EXCEPT AS SET FORTH IN SELLER'S DEED TO BE DELIVERED TO PURCHASER AT THE CLOSING. THE PROVISIONS OF THIS SECTION 7.3 SHALL SURVIVE THE CLOSING.

                                 ARTICLE VIII

         CONDITIONS PRECEDENT TO PURCHASER'S AND SELLER'S PERFORMANCE
         ------------------------------------------------------------

     8.1  Performance of Seller's Obligations.  Purchaser is not obligated to
          -----------------------------------
perform under this Contract unless Seller has furnished or caused to be furnished to Purchaser all items required to be so furnished under other sections of this Contract, and, unless Seller cures or Purchaser waives or is deemed to have waived each of Purchaser's objections made in accordance with
Section 4.4.
-----------

     8.2  Breach of Seller's Representations, Warranties, Covenants, and
          --------------------------------------------------------------
Agreements.  Purchaser is not obligated to perform under this Contract unless
----------
all of the representations, warranties, covenants, and agreements of Seller set forth in this Contract are true and correct in all material respects as of the Closing Date and unless Seller, on or before the Closing Date, has met, complied with, and performed in all material respects any conditions or agreements required by Seller under this Contract.

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     8.3  Termination by Purchaser if Conditions Precedent Not Satisfied or
          -----------------------------------------------------------------
Waived.  If any of the specified conditions precedent to the performance of
------
Purchaser's obligations under this Contract have not been satisfied, waived, or deemed waived by Purchaser on or before the Closing Date, then Purchaser may, at its sole and exclusive option, (i) waive the unsatisfied condition and close this transaction; or (ii) terminate this Contract and obtain the return of the Earnest Money Deposit, whereupon the parties shall have no further liabilities hereunder, one to the other, except as provided in Section 5.2; or (iii) if the
                                                   -----------
failure of the condition precedent to be satisfied arises from the failure of Seller to perform an obligation hereunder, Purchaser may exercise the additional remedies provided herein by reason of Seller's default. If Purchaser elects to terminate this Contract then, immediately upon Purchaser's termination, the Earnest Money Deposit shall be forthwith returned to Purchaser by the Title Company. If the Earnest Money Deposit is properly returnable to Purchaser, then Seller shall, on written request from Purchaser, promptly issue necessary instructions to cause the Title Company to return to Purchaser the Earnest Money Deposit and, thereafter, Purchaser and Seller shall have no further obligations under this Contract, one to the other, except as provided in Section 5.2.
                                                             -----------

                                  ARTICLE IX

                                    CLOSING
                                    -------

     9.1  Date and Place of Closing.  The Closing shall take place in the
          -------------------------
offices of the Title Company. The Closing Date shall be on January 15, 1998, subject to Seller's right to designate December 31, 1997 as the Closing Date, which right shall be exercised, if at all, at least seven (7) business days before the expiration of the Inspection Period. If a date designated as the Closing Date is not a Business Day, then the Closing Date shall be the first Business Day thereafter. By mutual written agreement, Seller and Purchaser may select an earlier or later date as the Closing Date.

     9.2  Items to be Delivered at the Closing.
          ------------------------------------

          (a)  Seller.  At the Closing, Seller shall deliver or cause to be
               ------
delivered to Purchaser, at Seller's sole cost and expense (except as provided to the contrary), the following items:

               (i)     the Title Policy, in the form specified in Section 4.5
                                                                  -----------
     hereof;

               (ii) a special warranty deed, duly executed by Seller and acknowledged, subject to the Permitted Exceptions;

               (iii)   [intentionally omitted];

               (iv)    [intentionally omitted];

               (v) duplicate originals of a bill of sale and Seller's assignment and Purchaser's assumption of contracts and warranties;

               (vi) an affidavit in compliance with Section 1445 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder, stating that Seller is not a "foreign person" as that term is defined in Section 1445, duly executed by Seller and acknowledged;

               (vii) keys to all locks located in the Project that are in Seller's possession or to which Seller has reasonable access without the necessity of incurring any expense in connection therewith;

               (viii)  [intentionally omitted];

               (ix)    [intentionally omitted];

               (x) duplicate originals of assignment and assumption of contracts, bonds, warranties and guaranties, duly executed by Seller;

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                                                                          Page 8

               (xi) originals of all service contracts, plans, governmental approvals, warranties, guaranties and other contracts and agreements relating to the ownership and operation of the Property that, to Seller's current actual knowledge, are in Seller's possession or to which Seller has reasonable access without the necessity of incurring any expense in connection therewith;

               (xii) other items reasonably requested by the Title Company as administrative requirements for consummating the Closing;

               (xiii) evidence of appropriate authorization, reasonably satisfactory to Purchaser and the Title Company, in their reasonable discretion, for the sale of the Property to Purchaser on the terms and conditions set forth in this Contract; and

               (xiv) other items reasonably requested by the Title Company or Purchaser as administrative requirements for consummating the Closing.

          (b)  Purchaser.  At the Closing, Purchaser, at Purchaser's sole cost
               ---------
and expense, shall deliver to Seller or the Title Company:

               (i)     the cash sum required by Section 3.3;
                                                -----------

               (ii)    [intentionally omitted];

               (iii) duplicate originals of Seller's assignment and Purchaser's assumption of contracts and warranties, in the form required by this Contract, duly executed by Purchaser;

               (iv)    [intentionally omitted];

               (v) duplicate originals of assignment and assumption of contracts, bonds, warranties and guaranties;

               (vi) evidence of appropriate authorization, reasonably satisfactory to Seller and the Title Company, in their reasonable discretion, for the purchase of the Property in accordance with this and the consummation of the transactions contemplated by this Contract on behalf of Purchaser; and

               (vii) other items reasonably requested by the Title Company or Seller as administrative requirements for consummating the Closing.

     9.3  Adjustments at Closing.  Notwithstanding anything to the contrary
          ----------------------
contained in this Contract or applicable law, the provisions of this Section 9.3
                                                                     -----------
shall survive the Closing. The following items shall be adjusted or prorated between Seller and Purchaser with respect to the Property:

          (a) Ad valorem taxes relating to the Property for the calendar year of the Closing shall be prorated between Seller and Purchaser as of 12:01 a.m. on the Closing Date. If the actual amount of taxes for the calendar year of the Closing is not known as of the Closing Date, the proration shall be based on the amount of taxes due and payable with respect to the Property for the calendar year immediately preceding the calendar year of the Closing, and Seller shall pay to Purchaser in cash (or by credit on Purchaser's closing statement) at the Closing Seller's pro rata portion of those taxes. When the amount of taxes levied against the Property for the year of Closing is known, either Seller or Purchaser shall have the right to have the proration amount readjusted with the result that Seller shall pay for those taxes attributable to the period of time prior to the Closing Date and Purchaser shall pay for those taxes attributable to the period of time commencing with and following the Closing Date; provided, however, that to avail itself of the right to have the proration amount readjusted, the party seeking readjustment must deliver to the other party a written request to that effect on or before August 1 of the calendar year immediately following the year of Closing. Notwithstanding anything to the contrary herein, Seller shall be responsible for all subsequent assessments for prior years due to change in land usage or ownership and Seller shall promptly pay those taxes. Payments after the Closing Date shall be made in immediately available funds to the applicable party at its address set forth in Section
                                                                    -------
13.1.
----

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                                                                          Page 9

          (b)  [intentionally omitted];

          (c)  [intentionally omitted];

          (d) All other income and ordinary operating expenses of the Property (except public utilities, for which each party shall deal directly with the service provider), including, without limitation, maintenance, management, and other service charges, and all other normal operating charges with respect to the Property shall be prorated at the Closing effective as of 12:01 a.m. on the Closing Date, and appropriate cash adjustments shall be made by Purchaser and Seller.

          (e) Seller shall pay the outstanding balance of any liens covering the Property and cause the Title Company to deliver the Title Policy with no exception for any liens, other than the lien for the current year's taxes.

          (f) If, following the Closing, Purchaser or Seller discover any errors or omissions in the prorations or adjustments approved at Closing, then either party shall have the right to obtain a correction of the error or omission provided written request, and the rational basis therefor, for such correction is delivered within 180 days after Closing.

     9.4  Possession and Closing.  Possession of the Property shall be
          ----------------------
delivered to Purchaser by Seller at the Closing, subject only to the Permitted Exceptions.

     9.5  Costs of Closing.  Each party is responsible for paying the legal
          ----------------
fees of its counsel in negotiating, preparing, and closing the transaction contemplated by this Contract. Seller is responsible for paying the cost of the entire premium for the Title Policy, including the additional premium for modification of the "survey exception", one-half of the Title Company's escrow fee and the other fees, costs, and expenses identified herein as being the responsibility of Seller. Purchaser shall be responsible for one-half (1/2) of the Title Company's escrow fees and the other fees, costs and expenses identified herein as being the responsibility of Purchaser. All other expenses shall be allocated between the parties in the customary manner for closings of real property similar to the Property in the area in which the Property is located. Each party shall bear the cost of its own legal counsel in negotiating and closing this transaction. This Section 9.5 shall survive the Closing for
                                    -----------
all purposes.

     9.6  Indemnification.  Any and all costs and expenses relating to the
          ---------------
operation, management or ownership of the Property incurred by Seller prior to the Closing Date, pursuant to the Service Contracts, or for utilities serving the Property are the responsibility of Seller and Seller shall pay the same and shall indemnify and hold Purchaser harmless therefrom. Any and all costs and expenses relating to the operation, management or ownership of the Property for the period of time commencing with and following the Closing Date are the responsibility of Purchaser and Purchaser shall pay the same and shall indemnify and hold Seller harmless therefrom. This indemnification shall survive the Closing.

                                   ARTICLE X

                             DEFAULTS AND REMEDIES
                             ---------------------

     10.1 Seller's Default; Purchaser's Remedies.
          --------------------------------------

          (a)  Seller's Default.  Seller shall be in default under this Contract
               ----------------
if any one or more of the following shall occur and remain uncured and unsatisfied for ten (10) days after Seller's receipt of specific written notice from Purchaser thereof:

               (i) Any of Seller's warranties or representations contained in this Contract are untrue in any material respect on the Closing Date;

               (ii) Seller fails to meet, comply with, or perform in any material respect any covenant, agreement, or obligation on Seller's part required within the time limits and in the manner required in this

--------------------------------------------------------------------------------
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                                                                         Page 10

     Contract and Seller fails to cure such failure within ten (10) days after written notice of such failure is delivered to Seller (provided, that no period for notice and cure shall apply in the event of Seller's failure to consummate the Closing on the Closing Date); or

               (iii) Seller fails to consummate this Contract for any reason except Purchaser's default hereunder or the termination of this Contract by Purchaser or Seller pursuant to a right granted under the terms and provisions hereof.

          (b)  Purchaser's Remedies.  If Seller is in default hereunder,
               --------------------
Purchaser may, at Purchaser's sole option, do either of the following, as Purchaser's sole and exclusive remedy:

               (i) Terminate this Contract by written notice delivered to Seller on or before the Closing Date, in which event the Earnest Money Deposit shall be returned to Purchaser; or

               (ii) Enforce specific performance of this Contract against Seller.

     10.2 Purchaser's Default; Seller's Remedies.
          --------------------------------------

          (a)  Purchaser's Default.  Purchaser is in default under this Contract
               -------------------
if Purchaser fails to timely deliver the Earnest Money Deposit or if Purchaser fails to increase the amount thereof upon the expiration of the Inspection Period within the time provided in Section 3.2; or if Purchaser fails to
                                   -----------
consummate the transaction contemplated by this Contract on the Closing Date, provided that on such date, this Contract has not been terminated by a party hereto pursuant to a right to do so granted herein and the conditions precedent to Purchaser's obligations set forth in Section 8.1 and Section 8.2 have been
                                        -----------     -----------
satisfied; or if any one or more of the following shall occur and remain uncured and unsatisfied for ten (10) days after Purchaser's receipt of specific written notice from Seller thereof:

               (i) Any of Purchaser's material warranties or representations contained in this Contract are untrue in any material respect on the Closing Date; or

               (ii) Purchaser fails to meet, comply with, or perform in any material respect any other covenant, agreement, or obligation on Purchaser's part required within the time limits and in the manner required in this Contract; or

               (iii) Purchaser fails to consummate this Contract for any reason except Seller's default hereunder or the termination of this Contract by Purchaser or Seller pursuant to a right granted under the terms and provisions hereof.

          (b)  Seller's Remedies.  If Purchaser is in default under this
               -----------------
Contract, Seller may, as Seller's sole and exclusive remedy, terminate this Contract and receive the Earnest Money Deposit from the Title Company as liquidated damages and not as a penalty, it being acknowledged and agreed by Seller and Purchaser that the amount of Seller's damages for Purchaser's breach of this Contract would be difficult, expensive and impractical to determine, and the Earnest Money Deposit is a reasonable estimate of Seller's damages that would be caused by Purchaser's breach. Seller waives any right to seek damages or to enforce specific performance against Purchaser of Purchaser's obligations under this Contract, but Seller may seek damages against Purchaser for breach of
Section 5.2 hereof.
-----------

     10.3 Payment of Earnest Money Deposit.  Upon termination of this Contract
          --------------------------------
pursuant to the terms hereof, or upon the occurrence of a default of Purchaser or Seller hereunder, the Earnest Money Deposit shall be forthwith tendered by the Title Company to the party entitled thereto pursuant to this Contract. Purchaser and Seller, respectively, agree promptly on written request from the other, to execute and deliver any documents necessary to cause the Title Company to deliver the Earnest Money Deposit as required by this Contract.

                                  ARTICLE XI

                             BROKERAGE COMMISSIONS
                             ---------------------

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                                                                         Page 11

     11.1 Commissions.  Conditioned upon the closing and funding of the
          -----------
transaction contemplated hereby, Seller hereby agrees to pay a real estate commission to its brokers, Jackson & Cooksey and the Staubach Company, each pursuant to a separate written commission agreement. Purchaser shall pay a real estate commission to its broker, Macfarlan Real Estate Services, LLC pursuant to a separate written agreement. With the exception of the brokers referred to above, each party hereby warrants that it has not engaged any other broker in connection with this transaction. Each party (the "Indemnifying Party") hereby indemnifies and agrees to hold the other party (the "Indemnified Party") harmless from any loss, liability, damage, cost, or expense (including, but not limited to, reasonable attorneys' fees) resulting to the Indemnified Party from any obligation incurred by the Indemnifying Party to any other real estate broker, finder, agent or other party in connection with this transaction. The provisions of this Section 11.11 shall survive the Closing.
                   -------------

                                  ARTICLE XII

                           ENVIRONMENTAL PROVISIONS
                           ------------------------

     12.1 Definitions.  As used in this Article XII, the following terms have
          -----------                   -----------
the meanings indicated:

          (a)  "Applicable Environmental Law" means all statutes, rules,
                ----------------------------
rulings, regulations, ordinances, orders, permits and other requirements imposed by federal, state, local and other governmental or regulatory authorities having competent jurisdiction over the subject matter thereof that pertain to health, safety or the environment, as amended from time to time.

          (b)  The terms "Asbestos Containing Material," "Discharge,"
                          ----------------------------    ---------
"Disposal," "Hazardous Substance," "Release" "Remedial Action," "Remove" or
 --------    -------------------    -------   ---------------    ------
"Removal," "Response," "Solid Waste" and "Spill" shall have the meaning set
 -------    --------    -----------       -----
forth in the definition of those terms in Applicable Environmental Law as of the effective date of this document. However, if the definition of any of those terms is subsequently broadened or expanded, the broadened or expanded definition shall be used for purposes of this Article XII. If a term is defined
                                              -----------
more than once by Applicable Environmental Law, the broadest definition of such term shall be used for purposes of this Article XII. Additionally, for purposes
                                        -----------
of this Article XII, the term "Hazardous Substance" shall include petroleum
        -----------            -------------------
products and derivatives thereof.

     12.2 Environmental Survey.  Seller hereby warrants and represents that,
          --------------------
to the current actual knowledge of Seller, without independent investigation, except as otherwise described in an environmental report prepared by Maxim Engineers dated May 6, 1992, Seller is not aware of any environmental contamination affecting the Property and that, insofar as Seller is aware, the Property is not in violation of Applicable Environmental Law. Seller shall provide Purchaser with copies of any environmental reports and other similar information for the Property in Seller's possession. Purchaser shall be responsible for any further environmental investigation of the Property and shall have the right to perform such investigations, including soil borings, as Purchaser's environmental consultants may recommend. Seller shall cooperate fully with Purchaser in its environmental investigation.

     12.3 Waiver, Release and Discharge.  If Closing shall occur, then
          -----------------------------
Purchaser and Purchaser's successors in interest to the Property shall thereby be deemed to have waived, released and forever discharged Seller and Seller's partners, agents, employees, officers, managers and representatives from any and all liability of any nature whatsoever, whether presently existing or occurring in the future, resulting from, relating to or arising out of Seller's ownership, construction, occupancy, use or operation of the Property or the environmental condition of the Property (including, without limitation, the Spill, Disposal, Discharge or Release of Hazardous Substances or Solid Wastes in, on or under the Property or the presence, Disposal, Discharge or Release of Asbestos Containing Materials in or on the Property), whether before, as of, or after Closing The foregoing waiver, release and discharge does not benefit parties other than those expressly referred to above. The provisions of this Section 12.3 shall
                                                           ------------
survive the Closing.

                                 ARTICLE XIII

                                 MISCELLANEOUS
                                 -------------

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

     13.1 Notices.  All notices, demands, requests, and other communications
          -------
required or permitted hereunder shall be in writing, and shall be deemed to be delivered on receipt if delivered by hand delivery, or whether actually received or not, upon the deposit of both the original and the copy, as provided below, with the Federal Express Corporation or in a regularly maintained receptacle for the United States mail, registered or certified, return receipt requested, postage prepaid, addressed as follows:

     If to Seller:          CompuCom Systems, Inc.
                            7171 Forest Lane
                            Dallas, Texas 75230
                            Attn: Ron Giles

     Copies to:             Fred H. Deal
                            Jackson & Cooksey
                            12750 Merit Drive, Suite 1310, LB 81
                            Dallas, TX 75251

     and

     Copies to:             Daniel F. Susie, Esq.
                            Strasburger & Price, L.L.P.
                            Suite 4300
                            901 Main Street
                            Dallas, Texas  75202-3714
                            Telecopier:  (214) 651-4330


     If to Purchaser:       Macfarlan Realty Partners, L.L.C.
                            Two Turtle Creek Village
                            3838 Oak Lawn Ave., Suite 400
                            Dallas, Texas 75219
                            Attn:  Mr. John L. Jenkins
                            Telecopier:  (214) 559-4606

     Copies to:             Robert A. McCulloch, Esq.
                            Haynes and Boone
                            3100 NationsBank Plaza
                            901 Main Street
                            Dallas, Texas  75202-3714
                            Telecopier:  (214) 651-5940

     13.2 Governing Law.  THIS CONTRACT IS BEING EXECUTED AND DELIVERED, AND
          -------------
IS INTENDED TO BE PERFORMED, IN THE STATE OF TEXAS, AND THE LAWS OF TEXAS SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT, AND INTERPRETATION OF THIS CONTRACT, UNLESS OTHERWISE SPECIFIED HEREIN. THIS CONTRACT IS PERFORMABLE IN, AND THE EXCLUSIVE VENUE FOR ANY ACTION BROUGHT WITH RESPECT HERETO, SHALL LIE IN, DALLAS COUNTY, TEXAS.

     13.3 Entirety and Amendments.  This Contract embodies the entire
          -----------------------
agreement between the parties and supersedes all prior agreements and understandings, if any, relating to the Property, and may be amended or supplemented only by an instrument in writing executed by the party against whom enforcement is sought.

     13.4 Parties Bound.  This Contract is binding on and inures to the
          -------------
benefit of Seller and Purchaser, and their respective heirs, executors, administrators, successors, and assigns.

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

     13.5 Further Acts.  In addition to the acts and deeds recited in this
          ------------
Contract and contemplated to be performed, executed, and/or delivered under this Contract, Seller and Purchaser agree to perform, execute, and/or deliver or cause to be performed, executed and/or delivered at the Closing or after the Closing all further acts, deeds and assurances reasonably necessary to consummate the transactions contemplated hereby as required by the terms hereof.

     13.6 Multiple Counterparts.  This Contract may be executed in any number
          ---------------------
of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties to this Contract may execute the Contract by signing any of the counterparts.

     13.7 Time of the Essence.  It is expressly agreed by Seller and Purchaser
          -------------------
that time is of the essence with respect to this Contract.

     13.8 Exhibits.  The Exhibits which are referenced in, and attached to,
          --------
this Contract are incorporated in, and made a part of, this Contract for all purposes.

     13.9 Risk of Loss.  Seller agrees to give Purchaser prompt notice of any
          ------------
fire or other casualty affecting the Property or of any actual or threatened (to the extent that Seller has current actual knowledge thereof) taking or condemnation of all or any portion of the Property. If prior to the Closing, there shall occur:

          (a) damage to the Property caused by fire or other casualty which would cost an amount, greater than, or equal to, $150,000.00 to repair; or

          (b) the taking or condemnation of all or any portion of the Property which would diminish the value of the Property by $150,000.00 or more;

then, in such event, Purchaser shall have the right to terminate this Contract by written notice thereof delivered to Seller within fifteen (15) Business Days after Purchaser has received notice from Seller of that event. If Purchaser does not so timely elect to terminate this Contract, then the Closing shall take place as provided herein and there shall be assigned to Purchaser at the Closing all interests of Seller in and to any insurance proceeds (plus Seller's deductible amount) or condemnation awards payable to Seller on account of that event, less sums which Seller incurs before the Closing to repair any of the damage. If before the Closing there occurs:

          (a) damage to the Property caused by fire or other casualty which would cost less than $150,000.00 to repair; or

          (b) the taking or condemnation of a portion of the Property which would not diminish the value of the Property by $150,000.00 or more;

then, Purchaser may not terminate this Contract and there shall be assigned to Purchaser at the Closing all interest of Seller in and to any insurance proceeds (plus Seller's deductible amount) or condemnation awards payable to Seller on account of that event, less sums which Seller incurs, with Purchaser's consent (except that emergency repairs shall not require Purchaser's consent) before the Closing to repair any of the damage. If Seller elects to repair the damages so caused, Seller shall use reasonable business judgment in selecting a contractor to make the repairs and shall promptly notify Purchaser of the identity of the Contractor. If Purchaser elects, the Closing may be delayed up to forty five
(45) days in order to permit any repairs commenced by Seller to be completed.

     13.10 Assignment.  This Contract shall be assignable by Purchaser without
           ----------
the prior written consent of Seller, provided that an assignee is affiliated, and under common management, with Purchaser.

     13.11 Attorney's Fees.  If either party hereto employs an attorney to
           ---------------
enforce or defend its rights hereunder, the prevailing party shall be entitled to recover its reasonable attorney's fees.

     13.12 IRS Reporting Requirements.  For the purpose of complying with any
           --------------------------
information reporting requirements or other rules and regulations of the Internal Revenue Service ("IRS") that are or may become applicable as a result of or in connection with the transaction contemplated by this Contract, including, but not limited to, any

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

requirements set forth in proposed Income Tax Regulation Section 1.6045-4 and any final or successor version thereof (collectively the "IRS Reporting Requirements"), Seller and Purchaser hereby designate and appoint the Title Company to act as the "Reporting Person" (as that term is defined in the IRS Reporting Requirements) to be responsible for complying with any IRS Reporting Requirements. The Title Company hereby acknowledges and accepts such designation and appointment and agrees to fully comply with any IRS Reporting Requirements that are or may become applicable as a result of or in connection with the transaction contemplated by this Contract. Without limiting the responsibility and obligations of the Title Company as the Reporting Person, Seller and Purchaser hereby agree to comply with any provisions of the IRS Reporting Requirements that are not identified therein as the responsibility of the Reporting Person, including, but not limited to, the requirement that Seller and Purchaser each retain an original counterpart of this Contract for at least four
(4) years following the calendar year of the Closing.

     13.13 Independent Contract Consideration.  Without limiting the scope of
           ----------------------------------
the other consideration received by Seller in the form of Purchaser's promises contained in this Contract, Seller hereby acknowledges receipt from Purchaser of $100 in cash, which shall serve as independent and additional consideration for the agreements of Seller made herein. In no event shall Purchaser be entitled to the return of such independent additional consideration.

     13.14 Effect of Delivery.  Execution of this Contract by Purchaser shall
           ------------------
constitute an offer by Purchaser to purchase the Property on the terms and conditions herein stated, which offer Seller may accept or reject in its sole and absolute discretion and for any reason whatsoever. In the event Seller does not execute such offer within five (5) Business Days of its receipt of a copy thereof executed by Purchaser, Seller shall conclusively be deemed to have rejected such offer.

Executed by Seller on the 22nd          SELLER:
                                        ------
day of October, 1997.
                                        COMPUCOM SYSTEMS, INC.,
                                        a Delaware corporation


                                        By:    /s/ M. Lazane Smith
                                           -------------------------------------
                                        Name:  M. Lazane Smith
                                        Title: Sr. VP Finance, CFO



Executed by Purchaser on the _____      BUYER:
                                        -----
day of _________________, 1997.
                                        MACFARLAN REALTY PARTNERS, L.L.C.


                                        By:    /s/ D. Dean MacFarlan
                                           -------------------------------------
                                        Name:  D. Dean MacFarlan
                                        Title: Chairman & CEO

--------------------------------------------------------------------------------
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                                                                         Page 15

                       TITLE COMPANY JOINDER AND RECEIPT
                       ---------------------------------


     A fully executed counterpart of this Contract was received by the Title Company on the _____ day of ________________, 1997. The Title Company hereby executes this Contract for the purposes of (i) acknowledging its receipt of a fully executed counterpart of this Contract, together with the Earnest Money Deposit, (ii) evidencing its agreement to hold and dispose of the Earnest Money Deposit in strict accordance with the terms of this Contract, and (iii) evidencing its agreement to the terms of Section 13.12 of this Contract. The
                                         -------------
Title Company's consent shall not be required to amend any other provision or term of this Contract.


                                        TITLE COMPANY:
                                        -------------

                                        SOUTHWEST LAND TITLE INSURANCE COMPANY


                                        By:
                                                --------------------------------
                                        Name:
                                                --------------------------------
                                        Title:
                                                --------------------------------


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

                                  EXHIBIT "A"
                                  -----------

                             PROPERTY DESCRIPTION
                             --------------------




                                  [ATTACHED]



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